Exhibit 99.2

COGDELL SPENCER

SUPPLEMENTAL OPERATING & FINANCIAL DATA

For the quarter ended March 31, 2011

HealthPartners
Medical & Dental Clinics

All amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc. Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

TABLE OF CONTENTS

1. Investor Information	1

2. Summary	2

3. Capitalization	3

4. Condensed Consolidated Balance Sheets	4

5. Condensed Consolidated Statements of Operations	5

6. Business Segment Reporting	6

7. Reconciliation of Net Income (Loss) to FFO and FFOM	7

8. Coverage Ratios	8

9. Reconciliation of Earnings to EBITDA	9

10. Consolidated Debt Analysis	10

11. Property Summary	14

12. Property Listing	15

13. Property Occupancy Rates	18

14. Tenant Lease Expirations	21

15. Ten Largest Tenants	22

16. Ground & Air Rights Leases	23

17. Pipeline	24

18. Inter-company Profit Elimination Example	25

19. Acquisitions, Completed Developments, & Properties in Lease-up	26

20. Development Construction and Capital Expenditures	27

INVESTOR
INFORMATION
Board of Directors

James W. Cogdell	Raymond W. Braun
Chairman	President & CEO

John R. Georgius	Richard B. Jennings

Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, Jr. M.D.
Executive Management

Raymond W. Braun	Brian L. Happ	Rex A. Noble
Chief Executive Officer & President	Executive VP & Chief Operating Officer	Executive VP Portfolio Management

Charles M. Handy	Andrea L. Hopkins	Sal G. Parente
Executive VP & Chief Financial Officer	VP Human Resources	Executive VP Business Development
Equity Research Coverage

BMO Capital Markets	Jefferies & Co.	Raymond James & Associates
Richard Anderson — 212.885.4180	Tayo Okusanya — 212.336.7076	Paul Puryear — 727.567.2253

Janney Montgomery Scott	KeyBanc Capital Markets	SmithBarney Citigroup
Dan Donlan — 215.665.6476	Karin Ford — 917.368.2293	Quentin Velleley — 212.816.6981
Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
4401 Barclay Downs, Drive Suite 300	CSA	Continental Stock Transfer &
Charlotte, NC 28209		Trust Company
Tel: 704.940.2900	Stock Exchange Listing
Fax: 704.940.2959	New York Stock Exchange	Investor Relations
www.cogdell.com		Jaime Buell — 704.940.2929
This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect our views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants’ ability to make rent payments; defaults by tenants; customers’ access to financing; delays in project starts and cancellations by customers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2009 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010. Although we believe the expectations reflected in such forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be realized. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SUMMARY

	For 3 Months Ended
(in thousands, except per share amounts and portfolio statistics)	March 31, 2011	March 31, 2010
Revenue	$39,144	$57,602
EBITDA(1)	10,822	19,144
Net income (loss) attributable to Cogdell Spencer Inc. common shareholders	(3,130)	3,286
Net income (loss) per share attributable to Cogdell Spencer Inc. common shareholders	$(0.06)	$0.08

FFOM attributable to common shareholders and operating partnership unitholders(2)	$3,574	$11,149

Per share and operating partnership unit data:
FFOM attributable to common shareholders and operating partnership unitholders(2)	$0.06	$0.22

Debt / Gross Assets(3)	45%	45%

Portfolio statistics:
Number of properties	67	64
Total square footage	3,730,242	3,527,139

(1)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net income (loss), see page 9.

(2)
For a definition, discussion, and a quantitative reconciliation of the differences between FFOM and net income (loss), see page 7. For a detailed listing of non-recurring events and impairment charges, see FFO reconciliation on page 7.

(3)	Gross Assets represents total assets before accumulated depreciation and amortization.

(4)	In service, consolidated properties.

CAPITALIZATION
(in thousands, except per share amounts)

	March 31, 2011
	Shares/Units	Share Price	Value
Common Stock	51,042	$5.94	$303,189
Common Operating Partnership Units	7,417	5.94	44,057
Preferred Stock	2,940	24.68	72,559

Equity value			419,805
Consolidated debt			374,419

Market capitalization			$794,224

CONDENSED CONSOLIDATED
BALANCE SHEETS
(in thousands)
(unaudited)

	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Assets
Real estate properties:
Operating real estate properties	$641,712	$634,291	$632,844	$616,154	$582,050
Less: Accumulated depreciation	(125,610)	(119,141)	(112,581)	(106,004)	(99,544)

Total real estate properties, net	516,102	515,150	520,263	510,150	482,506
Construction in process	29,985	22,243	15,120	7,951	29,401

Total real estate properties, net	546,087	537,393	535,383	518,101	511,907
Cash and cash equivalents	17,235	12,203	16,028	31,196	18,544
Restricted cash	6,784	6,794	11,649	7,888	3,215
Tenant and accounts receivable, net	10,247	11,383	9,656	8,070	11,502
Goodwill	22,882	22,882	102,195	102,195	108,683
Trade names and trademarks	—	—	34,093	34,093	41,240
Intangible assets, net	18,418	18,601	20,025	18,670	20,185
Other assets	28,162	23,684	23,642	24,018	24,724
Other assets — held for sale	—	—	—	—	2,243

Total assets	$649,815	$632,940	$752,671	$744,231	$742,243

Liabilities and Equity
Mortgage notes payable	$319,419	$317,303	$296,701	$291,199	$286,295
Revolving credit facility	55,000	45,000	65,000	55,000	80,000
Term Loan	—	—	50,000	50,000	50,000
Accounts payable	11,628	11,368	11,814	11,081	9,838
Billings in excess of costs and estimated earnings on uncompleted contracts	2,314	1,930	2,145	4,657	5,353
Deferred income taxes	—	—	11,406	13,543	15,688
Other liabilities	43,558	39,819	51,991	48,123	47,879
Other liabilities — held for sale	—	—	—	—	2,206

Total liabilities	431,919	415,420	489,057	473,603	497,259
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders’ equity:
Preferred stock	73,500	65,000	—	—	—
Common stock	510	509	507	500	428
Additional paid-in capital	418,374	417,960	419,439	418,194	370,951
Accumulated other comprehensive loss	(2,712)	(3,339)	(6,011)	(4,843)	(2,868)
Accumulated deficit	(295,981)	(287,798)	(189,219)	(182,332)	(165,314)

Total Cogdell Spencer Inc. stockholders’ equity	193,691	192,332	224,716	231,519	203,197
Noncontrolling interests:
Real estate partnerships	6,772	6,452	5,660	3,810	4,437
Operating partnership	17,433	18,736	33,238	35,299	37,350

Total noncontrolling interests	24,205	25,188	38,898	39,109	41,787

Total equity	217,896	217,520	263,614	270,628	244,984

Total liabilities and equity	$649,815	$632,940	$752,671	$744,231	$742,243

CONDENSED CONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Revenues:
Rental revenue	$23,054	$22,799	$22,765	$20,995	$21,245
Design-Build contract revenue and other sales	15,241	24,850	15,734	15,236	35,436
Property management and other fees	775	824	809	761	818
Development management and other income	74	25	1	17	103

Total revenues	39,144	48,498	39,309	37,009	57,602

Expenses:
Property operating and management	9,287	8,012	9,067	8,387	8,198
Design-Build contracts and development management	13,013	22,169	13,806	11,407	24,619
Selling, general, and administrative	6,208	8,561	6,684	9,345	5,820
Depreciation and amortization	7,830	8,283	8,293	8,182	8,085
Impairment charges	—	113,406	—	13,635	—

Total expenses	36,338	160,431	37,850	50,956	46,722

Income (loss) from continuing operations before other income (expense) and income tax benefit (expense)	2,806	(111,933)	1,459	(13,947)	10,880
Other income (expense):
Interest and other income	178	210	151	134	160
Interest expense	(4,850)	(5,662)	(5,851)	(5,393)	(5,089)
Debt extinguishment and interest rate derivative expense	—	(339)	(7)	(9)	(15)
Equity in earnings (loss) of unconsolidated partnerships	8	7	3	—	3

Total other income (expense)	(4,664)	(5,784)	(5,704)	(5,268)	(4,941)

Income (loss) from continuing operations before income tax benefit (expense)	(1,858)	(117,717)	(4,245)	(19,215)	5,939
Income tax benefit (expense)	(18)	10,611	2,294	5,174	(1,726)

Income (loss) from continuing operations	(1,876)	(107,106)	(1,951)	(14,041)	4,213
Discontinued operations:
Income (loss) from discontinued operations	—	—	—	24	(18)
Gain on sale of real estate property	—	—	—	264	—

Total discontinued operations	—	—	—	288	(18)

Net income (loss)	(1,876)	(107,106)	(1,951)	(13,753)	4,195

Net income attributable to the noncontrolling interest in real estate partnerships	(200)	(171)	(172)	(177)	(311)
Net (income) loss attributable to the noncontrolling interest in operating partnership	508	13,970	285	1,909	(598)
Dividends on preferred stock	(1,562)	(208)	—	—	—

Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(3,130)	$(93,515)	$(1,838)	$(12,021)	$3,286

Per share data — basic and diluted:
Income (loss) from continuing operations attributable to Cogdell Spencer Inc. common shareholders	$(0.06)	$(1.84)	$(0.04)	$(0.27)	$0.08
Income (loss) from discontinued operations attributable to Cogdell Spencer Inc. common shareholders	—	—	—	0.01	—

Net income (loss) per share available to Cogdell Spencer Inc. common shareholders	$(0.06)	$(1.84)	$(0.04)	$(0.26)	$0.08

Weighted average common shares — basic and diluted	51,009	50,745	50,083	46,111	42,768

Net income (loss) available to Cogdell Spencer Inc. common shareholders:
Continuing operations, net of tax	$(3,130)	$(93,515)	$(1,838)	$(12,267)	$3,301
Discontinued operations	—	—	—	246	(15)

Net income (loss) available to Cogdell Spencer Inc. common shareholders	$(3,130)	$(93,515)	$(1,838)	$(12,021)	$3,286

BUSINESS SEGMENT
REPORTING
(in thousands)
(unaudited)

		Design-Build
	Property	and	Intersegment	Unallocated
Three months ended March 31, 2011	Operations	Development	Eliminations	and Other	Total
Revenues:
Rental revenue	$23,054	$—	$—	$—	$23,054
Design-Build contract revenue and other sales	—	23,784	(8,543)	—	15,241
Property management and other fees	775	—	—	—	775
Development management and other income	—	879	(805)	—	74

Total revenues	23,829	24,663	(9,348)	—	39,144

Certain operating expenses:
Property operating and management	9,287	—	—	—	9,287
Design-Build contracts and development management	—	21,488	(8,475)	—	13,013
Selling, general, and administrative	—	3,776	—	—	3,776

Total certain operating expenses	9,287	25,264	(8,475)	—	26,076

	14,542	(601)	(873)	—	13,068

Interest and other income	164	8	—	6	178
Corporate general and administrative expenses	—	—	—	(2,432)	(2,432)
Interest expense	—	—	—	(4,850)	(4,850)
Income taxes applicable to funds from operations modified	—	—	—	(18)	(18)
Non-real estate related depreciation and amortization	—	(278)	—	(44)	(322)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	10	—	—	—	10
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(498)	—	—	—	(498)
Dividends on preferred stock	—	—	—	(1,562)	(1,562)

Funds from operations modified (FFOM)	14,218	(871)	(873)	(8,900)	3,574

Amortization of intangibles related to purchase accounting	(42)	(189)	—	—	(231)

Funds from operations (FFO)	14,176	(1,060)	(873)	(8,900)	3,343

Real estate related depreciation and amortization	(7,279)	—	—	—	(7,279)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	498	—	—	—	498
Dividends on preferred stock	—	—	—	1,562	1,562

Net income (loss)	$7,395	$(1,060)	$(873)	$(7,338)	$(1,876)

RECONCILIATION OF
NET INCOME (LOSS)
to Funds from Operations and
Funds from Operations Modified(1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Net income (loss)	$(1,876)	$(107,106)	$(1,951)	$(13,753)	$4,195
Add:
Real estate related depreciation and amortization(2):
Wholly-owned and consolidated properties, including amounts in discontinued operations	7,277	7,327	7,372	7,272	7,194
Unconsolidated real estate partnerships	2	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(498)	(472)	(476)	(479)	(616)
Dividends on preferred stock	(1,562)	(208)	—	—	—
Gain on sale of real estate property	—	—	—	(264)	—

Funds from Operations (FFO)(1)	3,343	(100,456)	4,948	(7,221)	10,776
Amortization of intangibles related to purchase accounting, net of tax benefit	231	374	374	374	373

Funds from Operations Modified (FFOM)(1)	3,574	(100,082)	5,322	(6,847)	11,149
Non-recurring events and impairment charges:
Intangible asset impairment charges, net of tax benefit	—	93,826	—	10,848	—
Tax valuation allowance	—	10,553	—	—	—
Mr. Cogdell’s employment non-renewal compensation expense	—	1,493	—	—	—
Mr. Spencer’s retirement compensation expense, net of income tax benefit	—	—	—	2,545	—

Impact of non-recurring events and impairment charges	—	105,872	—	13,393	—

FFOM, excluding non-recurring events and impairment charges	$3,574	$5,790	$5,322	$6,546	$11,149

FFO per share and unit — basic and diluted	$0.06	$(1.72)	$0.09	$(0.13)	$0.21
FFOM per share and unit — basic and diluted	$0.06	$(1.71)	$0.09	$(0.13)	$0.22
FFOM per share and unit — basic and diluted, excluding non-recurring events	$0.06	$0.10	$0.09	$0.12	$0.22

Weighted average shares and units outstanding	58,438	58,389	57,849	53,913	50,559

(1)
FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies. FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting. We present FFO and FFOM because we consider them important supplemental measures of operational performance. We believe FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. We believe that FFOM allows securities analysts, investors and other interested parties to evaluate current period results to results prior to the acquisition of MEA Holdings, Inc. FFO and FFOM are intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and FFOM excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, they provide performance measures that, when compared year over year, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing a perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002), which may differ from the methodology for calculating FFO and FFOM utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. We adjust the NAREIT definition to add back noncontrolling interests in consolidated real estate partnerships before real estate related depreciation and amortization and deduct dividends on preferred stock. Further, FFO and FFOM do not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO and FFOM should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our performance, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.

(2)
Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and our share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

COVERAGE
RATIOS
(in thousands, except ratio amounts)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Interest coverage ratio:
EBITDA	$10,822	$11,466	$9,906	$11,364	$19,144
Cash paid for interest	4,622	5,901	5,515	5,542	5,289

Interest coverage ratio	2.34	1.94	1.80	2.05	3.62

Fixed charge coverage ratio:
EBITDA	$10,822	$11,466	$9,906	$11,364	$19,144
Fixed charges:
Cash paid for interest	4,622	5,901	5,515	5,542	5,289
Principal payments	1,258	1,111	1,096	1,019	1,031
Dividends on preferred stock	1,562	208	—	—	—

Total fixed charges	$7,442	$7,220	$6,611	$6,561	$6,320

Fixed charge coverage ratio	1.45	1.59	1.50	1.73	3.03

RECONCILIATION OF
EARNINGS
Before Interest, Taxes, Depreciation,
and Amortization (“EBITDA”)(1)
(in thousands)

	Three Months Ended
	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Reconciliation of net income (loss) to EBITDA:
Net income (loss)	$(1,876)	$(107,106)	$(1,951)	$(13,753)	$4,195
Interest expense	4,850	5,662	5,851	5,393	5,104
Income tax expense (benefit)	18	(10,611)	(2,294)	(5,174)	1,726
Depreciation and amortization	7,830	8,283	8,293	8,182	8,085
Impairment charges	—	113,406	—	13,635	—
Mr. Cogdell’s retirement compensation expense	—	1,493	—	—	—
Debt extinguishment and interest rate derivative expense	—	339	7	9	—
Mr. Spencer’s retirement compensation expense	—	—	—	3,072	—
Discontinued operations — interest expense	—	—	—	—	34

EBITDA	$10,822	$11,466	$9,906	$11,364	$19,144

(1)
We believe that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view our performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests. In addition, we believe that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs. Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility as a measure of our performance is limited. Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance. Other equity REITs may calculate EBITDA differently; accordingly, our EBITDA may not be comparable to such other equity REITs’ EBITDA.

CONSOLIDATED
DEBT ANALYSIS
as of March 31, 2011
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured mortgage loans — wholly-owned properties:
St. Francis CMOB, St. Francis Professional Medical Center	LIBOR + 1.85	5.17	(1)	$7,135	6/15/2011	39
St. Francis Medical Plaza (Greenville), St. Francis Women’s	LIBOR + 1.85	5.17	(1)	6,642	6/15/2011	39
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,605	8/18/2011	39
Mulberry Medical Park	6.25	6.25		845	9/15/2011	10
Methodist Professional Center I	LIBOR + 1.30	1.54		25,193	10/31/2011	30
St. Francis Outpatient Surgery Center	LIBOR + 3.25	3.49		13,000	11/29/2011	Interest only
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	3,445	12/22/2011	22
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(1)	11,600	1/31/2012	Interest only
Barclay Downs	6.50	6.50		4,252	11/15/2012	25
Providence Medical Office Building I, II and III	6.12	6.12		8,000	1/12/2013	25
One Medical Park	5.93	5.93		4,789	11/1/2013	20
Three Medical Park	5.55	5.55		7,397	3/25/2014	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(2)	2,232	5/5/2014	20
Lancaster Rehabilitation Hospital	6.71	6.71		9,421	6/26/2014	25
Lancaster Rehabilitation Hospital	6.79	6.79		2,076	6/26/2014	25
Rowan Outpatient Surgery Center	6.00	6.00		3,124	7/6/2014	25
East Jefferson MOB	6.01	6.01		8,672	8/10/2014	25
Rocky Mount Kidney Center	6.75	6.75		952	8/21/2014	15
Randolph Medical Park, Lincoln/Lakemont Family Practice, and Northcross Family Physicians	7.00	7.00		7,254	10/15/2014	20
Rocky Mount Medical Park	LIBOR + 3.50	3.74	(3)	10,227	10/22/2014	25
MRMC MOB I	7.33	7.33		5,882	11/1/2014	25
HealthPartners Medical & Dental Clinics	LIBOR + 3.25	6.80	(1)	11,991	11/1/2014	22.5
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Park and Weddington & Internal/Pediatric Medicine	LIBOR + 1.50	3.25	(5)	7,951	12/15/2014	25
Good Sam Medical Office Building	7.50	7.50		1,117	6/30/2015	25
Peerless Crossing Medical Center	6.06	6.06		7,225	9/1/2016	30
Palmetto Health Parkridge	5.68	5.68		13,500	6/1/2017	Interest only	(6)
Central NY Medical Center	6.22	6.22		24,500	7/1/2017	Interest only
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Medical Center Physicians Tower	LIBOR + 2.50	6.19	(1)	14,644	3/1/2019	25
University Physicians — Grants Ferry	LIBOR + 2.25	5.95	(1)	10,361	4/20/2019	25
Roper Medical Office Building	7.10	7.10		9,243	6/1/2019	25
Health Park Medical Office Building	7.50	7.50		6,875	12/1/2019	25

Total / weighted average mortgages — wholly-owned properties		5.31		270,075

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)	We have entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning

CONSOLIDATED
DEBT ANALYSIS
as of March 31, 2011
(continued)
(dollars in thousands)

	Stated Interest	Interest		Principal	Maturity	Amortization
	Rate (%)	Rate (%)		Balance	Date	(years)
Secured revolving credit facility:
Tranche I	LIBOR + 3.00	3.24		55,000	3/1/2014	Interest only

Total / weighted average secured revolving credit facility		3.24		55,000

Consolidated real estate partnerships:
Alamance Regional Mebane Outpatient Center	LIBOR + 1.30	1.54		10,817	5/1/2011	30
Alamance Regional Mebane Outpatient Center	LIBOR + 4.00	4.24		1,470	5/1/2011	Interest only
Lancaster ASC MOB	LIBOR + 1.20	5.23	(1)	10,152	3/2/2015	25
English Road Medical Center	4.99	4.99		5,134	4/1/2016	25
Woodlands Center for Specialized Medicine	LIBOR + 1.50	6.21	(1)	16,533	9/26/2018	25
Bonney Lake Medical Office Building	LIBOR + 3.25	3.49	(7)	5,182	2/5/2019	25	(4)

Total / weighted average consolidated real estate partnerships		4.51		49,288

Total / weighted average debt				374,363
Unamortized premium				56

Total / weighted average debt		4.90		$374,419

(1)	Represents the fixed rate for floating rate loans that have been swapped to fixed.

(2)	Minimum interest of 6.00%.

(3)	Maximum interest of 6.50%.

(4)	Interest only during construction period.

(5)	Maximum interest of 8.25%; minimum interest of 3.25%.

(6)	Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.

(7)
The Company has entered into a forward starting interest rate swap agreement that effectively fixes the interest rate 6.44% beginning October 2011, when the construction phase of the loan expires and converts to an amortizing loan.

CONSOLIDATED
DEBT ANALYSIS
as of March 31, 2011
(continued)

	Future Scheduled Repayments
					Weighted
					Average
					Interest Rate on
				Percent of Total	Maturing
Year	Amortization	Maturities	Total	Mortgages	Debt(1)
2011	3,320	72,852	76,172	24%	3.0%
2012	4,347	15,678	20,025	6%	5.8%
2013	4,295	11,577	15,872	5%	6.0%
2014	3,518	60,609	64,127	20%	5.3%
2015	2,140	10,350	12,490	4%	5.5%
Thereafter	5,524	125,151	130,675	41%	6.1%

Total mortgages	$23,144	$296,217	$319,361	100%	5.2%
Secured revolving credit facility (March 2014 maturity)	—	55,000	55,000		3.2%

Total	$23,144	$351,217	$374,361		4.9%

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to our filings with the Securities and Exchange Commission.

CONSOLIDATED
DEBT ANALYSIS
as of March 31, 2011
(continued)

	Weighted Average
Debt Profile	Balance	Percent of Total	Interest Rate(1)	Maturity (Years)
Fixed rate mortgages — wholly-owned properties	$221,655	59%	6.1%	4.5
Variable rate mortgages — wholly-owned properties	48,420	13%	1.7%	1.2
Secured revolving credit facility	55,000	15%	3.2%	2.9
Mortgages — consolidated real estate partnerships	49,288	13%	4.5%	4.7

Total	$374,363	100%	4.9%	3.9

Secured revolving credit facility — matures March 2014
Facility	$200,000

Borrowing base availability	$122,766
Less: Outstanding	(55,000)
Less: Letters of credit	(8,128)

Availability	$59,638

Capitalized interest 1Q 2011	$163

				Current
Covenant summary	Required			Quarter		In Compliance
Secured revolving credit facility(2):
Maximum total leverage ratio		< 65%		49%		Yes
Maximum secured recourse indebtedness ratio		< 20%		5%		Yes
Minimum fixed charge coverage ratio		> 1.35	x	1.62	x	Yes
Minimum required tangible net worth	>$	237,106		$295,434		Yes
Minimum facility interest coverage		> 1.50	x	12.61	x	Yes

(1)	Includes the fixed rate swapped interest rates.

(2)	For covenant definitions and a listing of non-financial debt covenants, please refer to our filings with the Securities and Exchange Commission.

PROPERTY
SUMMARY
(dollars and square feet in thousands)

	Same Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	March 31, 2011	Dec. 31, 2010	March 31, 2010	March 31, 2011	March 31, 2010
Property count	62	62	62	62	62
Square feet	3,386	3,386	3,386	3,386	3,386
Occupancy	90.6%	90.2%	90.6%	90.6%	90.6%

Rental revenue	$21,131	$21,198	$21,339	$84,200	$82,448
Costs related to property operations	(7,954)	(7,413)	(7,672)	(31,506)	(30,070)

Net operating income	13,177	13,785	13,667	52,694	52,378
Straight line rent	(401)	(369)	(216)	(1,246)	(654)
Fair value of lease revenues(1)	(100)	(104)	(122)	(416)	(534)

Adjusted net operating income	$12,676	$13,312	$13,329	$51,032	$51,190

	Total Property Operating Results
	As of and for Quarter Ended			As of and for Year Ended
	March 31, 2011	Dec. 31, 2010	March 31, 2010	March 31, 2011	March 31, 2010
Property count	67	66	64	67	64
Square feet	3,730	3,676	3,527	3,730	3,527
Occupancy	90.3%	90.2%	89.6%	90.3%	89.6%

Rental revenue	$23,054	$22,799	$21,245	$89,613	$81,154
Property management and other fees	775	824	818	3,169	3,304
Costs related to property operations	(9,287)	(8,012)	(8,198)	(34,753)	(32,142)

Net operating income	14,542	15,611	13,865	58,029	52,316
Straight line rent	(466)	(430)	(221)	(1,450)	(659)
Fair value of lease revenues(1)	(107)	(99)	(122)	(415)	(534)

Adjusted net operating income	$13,969	$15,082	$13,522	$56,164	$51,123

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.

PROPERTY
LISTING
as of March 31, 2011

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
California
Verdugo Hills Professional Bldg I	Glendale	100.0%	64,056	91.2%	$1,929,628	$33.02
Verdugo Hills Professional Bldg II	Glendale	100.0%	42,906	99.5%	1,478,539	34.63

			106,962	94.6%	3,408,167	33.70

Florida
Woodlands Center for Specialized Medicine	Pensacola	40.0%	75,985	100.0%	2,544,183	33.48

Georgia
Augusta POB I	Augusta	100.0%	99,494	97.2%	1,413,329	14.62
Augusta POB II	Augusta	100.0%	125,634	86.1%	2,266,583	20.96
Augusta POB III	Augusta	100.0%	47,034	90.0%	876,121	20.70
Augusta POB IV	Augusta	100.0%	55,134	83.1%	915,737	19.98
Summit Professional Plaza I	Brunswick	100.0%	33,039	93.5%	861,471	27.89
Summit Professional Plaza II	Brunswick	100.0%	64,233	96.7%	1,779,432	28.63

			424,568	90.9%	8,112,673	21.01

Indiana
Methodist Professional Center I(1)	Indianapolis	100.0%	150,385	96.4%	3,533,365	24.37
Methodist Professional Center II (sub-lease)	Indianapolis	100.0%	24,080	100.0%	679,892	28.23

			174,465	96.9%	4,213,257	24.92

Kentucky
OLBH Same Day Surgery Center and MOB	Ashland	100.0%	46,907	91.8%	949,707	22.05
OLBH Parking Garage					880,000

			46,907	91.8%	1,829,707	22.05	(2)

Louisiana
East Jefferson MOB	Metairie	100.0%	119,921	99.1%	2,585,312	21.75
East Jefferson Medical Plaza	Metairie	100.0%	123,184	100.0%	2,894,004	23.49
East Jefferson MRI	Metairie	100.0%	10,809	100.0%	1,005,991	93.07

			253,914	99.6%	6,485,307	25.65

Minnesota
Health Partners Medical & Dental Clinics	Sartell	100.0%	60,108	94.9%	2,204,260	38.63

Mississippi
University Physicians — Grants Ferry	Flowood	100.0%	50,575	100.0%	1,717,816	33.97

New York
Central NY Medical Center(3)	Syracuse	100.0%	111,634	97.8%	2,898,597	26.55

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

PROPERTY
LISTING

as of March 31,2011
(continued)

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
North Carolina
Alamance Regional Mebane Outpatient Center	Mebane	35.1%	68,206	71.1%	1,628,563	33.60
Barclay Downs	Charlotte	100.0%	38,395	100.0%	683,078	17.79
Birkdale Bldgs C, D, E and Birkdale Wellness	Huntersville	100.0%	64,669	96.4%	1,371,157	22.00
Birkdale II	Huntersville	100.0%	8,269	100.0%	204,850	24.77
Copperfield Medical Mall	Concord	100.0%	26,000	100.0%	634,655	24.41
East Rocky Mount Kidney Center	Rocky Mount	100.0%	8,043	100.0%	161,232	20.05
English Road Medical Center	Rocky Mount	34.5%	35,393	95.7%	960,002	28.36
Gaston Professional & Ambulatory Surgery Centers	Gastonia	100.0%	114,956	100.0%	2,770,621	24.10
Gaston Parking					606,141
Gateway Medical Office Building	Concord	100.0%	61,789	69.1%	1,123,454	26.30
Harrisburg Family Physicians	Harrisburg	100.0%	8,202	100.0%	228,787	27.89
Harrisburg Medical Mall	Harrisburg	100.0%	18,360	100.0%	514,742	28.04
Lincoln/Lakemont Family Practice	Lincolnton	100.0%	16,500	100.0%	405,458	24.57
Mallard Crossing Medical Park	Charlotte	100.0%	52,540	63.8%	836,488	24.94
Medical Arts Building	Concord	100.0%	84,972	93.3%	1,846,066	23.29
Midland Medical Park	Midland	100.0%	14,610	100.0%	449,538	30.77
Mulberry Medical Park	Lenoir	100.0%	24,992	77.6%	421,334	21.73
Northcross Family Physicians	Charlotte	100.0%	8,018	100.0%	239,186	29.83
Randolph Medical Park	Charlotte	100.0%	84,131	69.2%	1,295,180	22.25
Rocky Mount Kidney Center	Rocky Mount	100.0%	10,105	100.0%	202,567	20.05
Rocky Mount Medical Park	Rocky Mount	100.0%	96,993	100.0%	2,088,260	21.53
Rowan Outpatient Surgery Center	Salisbury	100.0%	19,464	100.0%	440,139	22.61
Weddington Internal & Pediatric Medicine	Concord	100.0%	7,750	100.0%	204,204	26.35

			872,357	88.7%	19,315,702	24.19	(2)
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	100.0%	57,508	100.0%	1,491,243	25.93
Lancaster ASC MOB	Lancaster	80.9%	64,214	100.0%	2,220,165	34.57

			121,722	100.0%	3,711,408	30.49

(1)	Parking revenue from an adjacent parking deck is approximately $90,000 per month, or $1,080,000 annualized.

(2)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

(3)	Parking revenue from an adjacent parking deck is approximately $100,000 per month, or $1,200,000 annualized.

PROPERTY
LISTING
as of March 31, 2011
(continued)

						Annualized
						Rent Per
			Net Rentable	Occupancy	Annualized	Leased
	Location	Ownership	Square Feet	Rate	Rent	Square Foot
South Carolina
200 Andrews	Greenville	100.0%	25,902	100.0%	635,812	24.55
Beaufort Medical Plaza	Beaufort	100.0%	59,340	100.0%	1,362,773	22.97
Carolina Forest Medical Plaza	Myrtle Beach	100.0%	38,902	43.5%	547,848	32.40
Mary Black Westside Medical Office Bldg	Spartanburg	100.0%	37,455	100.0%	732,041	19.54
Medical Arts Center of Orangeburg	Orangeburg	100.0%	49,324	78.0%	674,507	17.54
Mount Pleasant Medical Office Long Point	Mt. Pleasant	100.0%	38,735	77.4%	805,803	26.89
One Medical Park	Columbia	100.0%	69,840	83.9%	1,447,494	24.72
Palmetto Health Parkridge	Columbia	100.0%	89,451	94.6%	2,243,492	26.51
Providence MOB I	Columbia	100.0%	48,500	82.0%	831,198	20.89
Providence MOB II	Columbia	100.0%	23,280	80.6%	389,343	20.74
Providence MOB III	Columbia	100.0%	54,417	73.3%	749,754	18.80
River Hills Medical Plaza	Little River	100.0%	27,566	70.9%	634,761	32.48
Roper Medical Office Building	Charleston	100.0%	122,785	82.7%	2,215,019	21.80
St. Francis CMOB	Greenville	100.0%	45,140	96.6%	1,189,373	27.27
St. Francis Medical Plaza (Charleston)	Charleston	100.0%	28,734	100.0%	861,219	29.97
St. Francis Medical Plaza (Greenville)	Greenville	100.0%	62,724	88.1%	1,017,670	18.42
St. Francis Outpatient Surgery Center	Greenville	100.0%	72,491	100.0%	2,181,970	30.10
St. Francis Professional Medical Center	Greenville	100.0%	49,767	100.0%	1,169,200	23.49
St. Francis Women’s	Greenville	100.0%	57,590	79.2%	980,016	21.47
Three Medical Park	Columbia	100.0%	88,755	84.1%	1,779,367	23.82

			1,090,698	86.3%	22,448,660	23.86

Tennessee
Health Park Medical Office Building	Chattanooga	100.0%	52,151	100.0%	1,532,567	29.39
Peerless Crossing Medical Center	Cleveland	100.0%	40,506	100.0%	1,021,030	25.21

			92,657	100.0%	2,553,597	27.56

Virginia
MRMC MOB I	Mechanicsville	100.0%	56,610	77.2%	1,284,123	29.40
St. Mary’s MOB North — (Floors 6 & 7)	Richmond	100.0%	30,617	100.0%	756,934	24.72

			87,227	85.2%	2,041,057	27.47

Total			3,569,779	91.0%	$83,484,391	$25.25	(2)

(1)	Parking revenue from an adjacent parking deck is approximately $94,000 per month, or $1,128,000 annualized.

(2)
Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation. (3) Parking revenue from an adjacent parking deck is approximately $102,000 per month, or $1,224,000 annualized.

(3)	Parking revenue from an adjacent parking deck is approximately $102,000 per month, or $1,224,000 annualized.

PROPERTY
OCCUPANCY RATES

	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
California
Verdugo Professional Bldg I	91.2%	93.1%	94.3%	94.3%	94.3%
Verdugo Professional Bldg II	99.5%	99.5%	99.5%	99.5%	99.5%

Florida
Woodlands Center for Specialized Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Georgia
Augusta POB I	97.2%	93.2%	90.7%	90.7%	77.7%
Augusta POB II	86.1%	87.6%	87.6%	87.6%	87.6%
Augusta POB III	90.0%	90.0%	90.0%	90.0%	90.0%
Augusta POB IV	83.1%	83.1%	82.5%	82.5%	82.5%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%

Indiana
Methodist Professional Center I	96.4%	95.2%	95.2%	96.4%	96.4%
Methodist Professional Center II	100.0%	100.0%	100.0%	100.0%	100.0%

Kentucky
OLBH Same Day Surgery Center and MOB	91.8%	95.7%	100.0%	91.5%	100.0%

Louisiana
East Jefferson MOB	99.1%	99.1%	98.8%	100.0%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
East Jefferson MRI	100.0%	100.0%	100.0%	100.0%	100.0%

Minnesota
Health Partners Medical & Dental Clinics	94.9%	94.9%	94.9%	94.9%	n/a

Mississippi
University Physicians — Grants Ferry	100.0%	100.0%	100.0%	100.0%	n/a

New York
Central NY Medical Center	97.8%	97.8%	97.8%	97.8%	95.4%

PROPERTY
OCCUPANCY RATES

(continued)

	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
North Carolina
Alamance Regional Mebane Outpatient Ctr	71.1%	71.1%	71.1%	71.1%	71.1%
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Bldgs C, D, E and Birkdale Wellness	96.4%	96.4%	96.4%	96.4%	96.4%
Birkdale II	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
English Road Medical Center	95.7%	95.7%	95.7%	95.7%	95.7%
Gaston Professional & Ambulatory Surgery Centers	100.0%	100.0%	100.0%	100.0%	100.0%
Gateway Medical Office Building	69.1%	69.1%	69.1%	69.1%	69.1%
Harrisburg Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	63.8%	66.0%	66.0%	66.0%	66.9%
Medical Arts Building	93.3%	93.3%	93.3%	98.2%	98.2%
Midland Medical Park	100.0%	100.0%	100.0%	100.0%	100.0%
Mulberry Medical Park	77.6%	87.0%	87.0%	87.0%	77.7%
Northcross Family Physicians	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	69.2%	69.2%	69.2%	71.8%	71.8%
Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	92.8%	92.8%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%

Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster ASC MOB	100.0%	100.0%	100.0%	100.0%	100.0%

PROPERTY
OCCUPANCY RATES

(continued)

	March 31, 2011	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
South Carolina
200 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest Medical Plaza	43.5%	43.5%	43.5%	43.5%	43.5%
Mary Black Westside Medical Office Bldg	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	78.0%	78.0%	78.0%	78.0%	78.0%
Mount Pleasant Medical Office Long Point	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park	83.9%	83.9%	78.2%	80.8%	80.8%
Palmetto Health Parkridge	94.6%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	82.0%	82.0%	87.2%	87.2%	87.2%
Providence MOB II	80.6%	88.8%	100.0%	100.0%	100.0%
Providence MOB III	73.3%	73.3%	55.5%	49.6%	55.5%
River Hills Medical Plaza	70.9%	70.9%	70.9%	70.9%	70.9%
Roper Medical Office Building	82.7%	84.7%	95.6%	95.6%	95.6%
St. Francis CMOB	96.6%	96.6%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Charleston)	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Plaza (Greenville)	88.1%	67.6%	61.5%	50.7%	50.7%
St. Francis Outpatient Surgery Center	100.0%	100.0%	100.0%	n/a	n/a
St. Francis Professional Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Women’s	79.2%	79.2%	79.2%	76.5%	76.5%
Three Medical Park	84.1%	82.3%	100.0%	100.0%	100.0%

Tennessee
Health Park Medical Office Building	100.0%	88.8%	88.8%	88.8%	100.0%
Peerless Crossing Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%

Virginia
MRMC MOB I	77.2%	77.2%	92.7%	100.0%	100.0%
St. Mary’s MOB North — (Floors 6 & 7)	100.0%	100.0%	100.0%	100.0%	100.0%

TENANT
LEASE EXPIRATIONS

for Leases in Place at
March 31, 2011

	Number of	Net Rentable Square	Percentage of Net	Annualized	Percentage of Property	Annualized Rent Per
	Leases Expiring	Feet	Rentable Square Feet	Rent	Annualized Rent	Leased Square Foot
Available	—	321,775	9.0%	$—	—	$—
2011	100	310,322	8.7%	7,111,144	8.5%	22.92
2012	130	532,441	14.9%	13,786,437	16.5%	24.75	(1)
2013	87	344,788	9.7%	8,107,797	9.7%	23.52
2014	81	371,903	10.4%	9,370,039	11.2%	25.19
2015	76	296,948	8.3%	8,006,105	9.6%	24.00	(1)
2016	39	186,726	5.2%	3,878,412	4.6%	20.77
2017	49	287,787	8.1%	7,826,787	9.4%	27.20
2018	24	148,559	4.2%	3,636,296	4.4%	24.48
2019	19	143,101	4.0%	3,196,681	3.8%	22.34
2020	14	92,969	2.6%	2,077,619	2.5%	22.35
Thereafter	21	532,460	14.9%	16,487,074	19.7%	30.96

Total	640	3,569,779	100.0%	$83,484,391	100.0%	$25.25	(1)

(1)	Excludes annualized rent of adjacent parking decks to OLBH Same Day Surgery Center and MOB and Gaston Professional Center from calculation.

TEN LARGEST
TENANTS
by Annualized Rent at
March 31, 2011

	Annualized	Percent of
Tenant	Rent	Portfolio
1. Carolinas Healthcare System	$5,816,292	7.0%
2. Bon Secours St. Francis Hospital	5,675,611	6.8%
3. Lancaster General Hospital	2,995,110	3.6%
4. Palmetto Health Alliance	2,973,005	3.6%
5. Woodlands Medical	2,544,183	3.0%
6. Clarian Health Partners	2,361,807	2.8%
7. HealthPartners, Inc.	2,051,708	2.5%
8. Jefferson Parish Hospital District #2	1,976,223	2.4%
9. University Hospital, Augusta, GA	1,929,114	2.3%
10. Gaston Memorial Hospital	1,892,824	2.3%

	$30,215,877	36.2%

GROUND & AIR RIGHTS
LEASES

as of March 31, 2011

		Ground or Air
	Net Rentable	Rights Lease
	Square Feet	Expiration(1)
200 Andrews	25,902	2063
Alamance Regional Mebane Outpatient Ctr	68,206	2086
Beaufort Medical Plaza	59,340	2070
East Jefferson Medical Plaza	123,184	2043
East Jefferson MOB	119,921	2035
East Jefferson MRI	10,809	2027
Gaston MOB and Surgery Center	114,956	2035
Gateway Medical Office Building	61,789	2054
Good Samaritan Medical Office Building(2)	79,641	2111
Lancaster ASC MOB	64,215	2091
Lancaster Rehabilitation Hosp	57,508	2092
Mary Black Westside Medical Office Building	37,455	2061
Medical Arts Building	84,972	2070
Medical Center Physicians Tower	106,772	2089
Methodist Professional Center I (and adjacent parking deck)	150,243	2060
Mount Pleasant Medical Office Longpoint	38,735	2070
Mulberry Medical Park	24,992	2057
OLBH Same Day Surgery MOB/Parking Garage	46,907	2067
One Medical Park	69,840	2033
Parkridge MOB LLC	89,451	2053
Providence MOB I	48,500	2049
Providence MOB II	23,280	2034
Roper Medical Office Building	122,784	2042
St. Elizabeth Florence Medical Office Building	53,833	2080
St Francis CMOB	45,140	2060
St Francis Medical Plaza (Greenville)	62,724	2070
St Francis Outpatient Surgery Center	72,491	2060
St Francis Women’s	57,590	2070
St. Francis Medical Plaza (Charleston)	28,734	2073
St. Francis Professional Medical Center	49,767	2050
St. Luke’s MOB(2)	176,000	2081
St. Mary’s MOB North (Floors 6 & 7)	30,617	2058
Three Medical Park	88,755	2039

(1)	Year of expiration assumes we have exercised lease renewal options.

(2)	Property in construction as of March 31, 2011.

PIPELINE

INTER-COMPANY
PROFIT ELIMINATION EXAMPLE
We are required to account for the operations of our Design-Build and Development segment separately from that of our Property Operations segment due to Federal income tax guidelines (see Note 2 in our Consolidated Financial Statements on Form 10-K or 10-Q for further explanation of Real Estate Investment Trust organizational and operational guidance). Generally accepted accounting principles require that we eliminate these inter-company profits upon consolidation.
At times, the Design-Build and Development segment will construct a building for the Property Operations segment. Upon consolidation, the profits earned by the Design-Build and Development segment must be eliminated and the corresponding value of the building reduced by the same amount.
In the example below, Property Operations pays Design-Build and Development a market value of $10.0 million to construct a building. Design-Build and Development’s cost to construct the building is $9.0 million. Upon consolidation, we eliminate the $1.0 million profit and reduce the carrying value of the building to $9.0 million. Had we hired a third party general contractor, our carrying value would have been $10.0 million.
Regardless of who constructs the building, Property Operations establishes the rental rate based on the building’s market value of $10.0 million. Assuming an 8.0% return on cost, the rental rate is set at $0.8 million. Since we self-constructed the building, our consolidated (and internal) cost is actually $9.0 million which then increases our return on investment to 8.9% ($0.8 million divided by $9.0 million).

	Building	Return on
	Carrying Value	Investment
Building results as constructed by a third-party	$10,000,000	8.0%
Building results as constructed internally	$9,000,000	8.9%

	Property	Design-Build &	Profit	Consolidated
	Operations	Development	Elimination	Cogdell Spencer
Assets:
Cash	$(10,000,000)	$1,000,000	$—	$(9,000,000)
Building	10,000,000	—	(1,000,000)	9,000,000

	$—	$1,000,000	$(1,000,000)	—

Liabilities and equity:
Secured Credit Facility	$—	$—	$—	$—
Equity (current year earnings)	—	1,000,000	(1,000,000)	—

	$—	$1,000,000	$(1,000,000)	$—

Income statement:
Design-Build Revenue	$—	$10,000,000	$(10,000,000)	$—
Design-Build Cost of Sales	—	(9,000,000)	9,000,000	—

Gross Margin	$—	1,000,000	$(1,000,000)	$—

ACQUISITIONS,
COMPLETED DEVELOPMENTS &
PROPERTIES IN LEASE-UP
for the Period January 1, 2010
through March 31, 2011
(dollars in thousands)

							Acquisition/	Lease-up
			Completion/	Net Rentable	Percentage		Construction	Underwriting
Property	Location	Type	Acquired Date	Square Feet	Leased		Cost	Date
Stabilized and income producing:
HealthPartners Medical Office Building	St. Cloud, MN	Development	2Q 2010	60,108	95%		$15,624	n/a
University Physicians — Grant’s Ferry	Brandon, MS	Development	2Q 2010	50,575	100%		14,032	n/a
Lancaster Rehabilitation Hospital (1)	Lancaster, PA	Development	2Q 2010	4,630	100%		1,991	n/a
St. Francis Outpatient Surgery Center	Greenville, SC	Acquisition	3Q 2010	72,491	100%		16,638	n/a

Total 2009 and 2010				187,804			48,285

Lease-up as of balance sheet date:
Medical Center Physicians Tower	Jackson, TN	Development	2Q 2010	106,772	100	%(2)	21,139	3Q 2011
St. Elizabeth Florence Medical Office Building	Florence, KY	Acquisition	1Q 2011	53,833	76%		6,150	1Q 2013

				160,605			$27,289

(1)	Represents 4,630 square foot expansion to the existing property.

(2)	The property is 75% leased and income producing with the remaining 25% leased and under construction for a third quarter 2011 scheduled date of occupancy.

DEVELOPMENT CONSTRUCTION &
CAPITAL EXPENDITURES
as of March 31, 2011
(dollars in thousands)

		Estimated
		Completion	Net Rentable	Investment to	Estimated Total	Percentage
Development Construction	Location	Date	Square Feet	Date	Investment	Leased
Good Sam Medical Office Building	Puyallup, WA	4Q 2011	80,000	$12,012	$24,700	73%
Bonney Lake Medical Office Building (1)	Bonney Lake, WA	3Q 2011	56,000	14,213	17,700	98%
St. Luke’s Medical Office Building	Duluth, MN	3Q 2012	176,000	948	27,800	100%
Land and pre-construction developments			—	2,812	—

			312,000	$29,985	$70,200

Three Months
Ended
Capital Expenditures	March 31, 2011
Development, redevelopment, and acquisitions	$14,257
Second generation tenant improvements	1,122
Recurring property capital expenditures	239

Total	$15,618

(1)	We had a 61.7% ownership interest at March 31, 2011.